Exhibit 99.3

NORTHERN OIL AND GAS ANNOUNCES ENTRY INTO SUPPLEMENTAL INDENTURE TO INDENTURE GOVERNING ITS 8.50% SENIOR SECURED SECOND LIEN NOTES DUE 2023

MINNEAPOLIS—(BUSINESS WIRE)—September 18, 2018— Northern Oil and Gas, Inc. (NYSE American: NOG) (“Northern” or the “Company”) today announced that it has entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the indenture (the “Indenture”) governing its 8.50% Senior Secured Second Lien Notes due 2023 (the “Second Secured Notes”). As previously announced, Northern received the requisite consents to enter into the First Supplemental Indenture on September 17, 2018.

The First Supplemental Indenture, among other things, (a) amends the Indenture to (i) incorporate customary mechanics for the issuance of additional senior secured notes thereunder; (ii) provide for the entry into a new credit facility; (iii) permit the Company to make certain restricted payments; and (iv) incorporate updates to the reporting, debt, hedging, investments and additional collateral covenants and (b) permit certain corresponding changes to the related intercreditor agreement (the “Amendments”). The Supplemental Indenture became effective immediately upon execution and the Amendments will become operative upon payment by the Company of the aggregate consent fee payable in respect of the solicitation on or around October 10, 2018. Upon becoming operative, the Amendments to the Indenture will apply to all holders of the Senior Secured Notes.

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding the Company’s financial condition and results of operations, business strategy, plans and objectives of management for future operations, industry conditions, indebtedness covenant compliance, timing and benefits of pending acquisitions, and related issuances of common stock are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production and sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s current properties and properties pending acquisition, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to consummate any pending acquisition transactions, other risks and uncertainties related to the closing of pending acquisition transactions, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial results is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as updated from time to time in amendments and subsequent reports filed with the SEC.

The Company has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Nicholas O’Grady

Chief Financial Officer

(952) 476-9800

ir@northernoil.com

Source: Northern Oil and Gas, Inc.

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